Exhibit 99.1

 October 19, 2022  Annual Meeting of Stockholders

 1  Cautionary Forward-Looking Statements     This presentation is for informational purposes only and does not purport to include a complete discussion of the topics mentioned and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,”  “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking.  Forward-looking statements are based upon our management’s current expectations and involve known and unknown risks and uncertainties.  Actual results, performance, or outcomes may differ materially from those suggested, expressed, or implied by the forward-looking statements due to a wide range of factors.  Such risk factors include, among others: uncertainty as to the duration, scope and impacts of the COVID-19 pandemic; political and economic conditions, including declines in global economic conditions or the stability of credit and financial markets, increasing recessionary fears, and uncertainty due to the effects of the ongoing conflict between Russia and Ukraine; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Federal Reserve Board; changes in legislation, regulation, policies or administrative practices, whether by judicial, governmental, or legislative action, and other changes pertaining to banking, securities, taxation, financial accounting and reporting, and environmental protection and our ability to comply with such changes in a timely manner; possible effects of changes in real estate markets and interest rates, which will affect our net income and future cash flows, and the market value of our assets, including investment securities; the risk that operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which  we are highly dependent, and other important factors that could cause actual results to differ materially from those projected.  All such factors are difficult to predict and are beyond our control.  Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at https://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.     Forward-looking statements in this presentation speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except to the extent required by law.  You are cautioned not to place undue reliance on these forward-looking statements.

 2  WHO WE ARE     Largest African American-led Minority Depository Institution in the U.S.  A Minority Depository Institution (MDI) and Community Development Financial Institution (CDFI)  Our Bank Holding Company is Broadway Financial Corporation (“Broadway”)  A Delaware Public Benefit Corporation striving to improve the economic health of the low-to-moderate (“LMI”)* income communities that we serve  A SEC registrant whose Class A voting shares are publicly traded on the NASDAQ Capital Market under the symbol “BYFC”  We operate through our 100%-owned subsidiary, City First Bank, National Association (“City First”)  A nationally chartered bank serving urban markets in the Washington D.C. Metro area and Southern California  Market leader in mission focused banking  Over $1.2B in total depository assets as of June 30, 2022  $362 million, or 72% of our originations since the start of 2021 were mission focused  $285 million in equity capital, providing capital for growth and resiliency in a recession  * An LMI community as a census tract where the median family income(MFI)  is less than 80% of the metropolitan statistical area's (MSA) MFI

 3  BUILDING ON OUR HISTORIC MERGER OF EQUALS     Completed Merger of Equals with CFBanc Corporation on April 1, 2021  Building on a 75-year legacy of serving historically excluded urban, minority communities  Broadway was formed in 1946 to provide home loans to minority consumers in south Los Angeles, including returning WWII veterans  CFBanc was formed in 1998 to address systemic disinvestment and discrimination in minority communities in Washington, D.C.   Both banks strongly aligned on values, impact, and business strategy  CDFI banks with a common regulator* and complementary missions, founding principles, commercial credit emphasis, and market focus   Merged entity has over 70% of lending in LMI communities and to minority-owned businesses and operators  Creating Opportunities for Increased Economies of Scale and Impact  Expanding profitability, efficiency, and impact on targeted LMI communities, including in two of the top six MSA/urban markets  Complementary balance sheets  Increasing geographic, product line, and depositor diversification  Improving asset utilization   Leveraging our increased lending capacity, including higher legal lending limit  * Office of the Comptroller of the Currency

 4  OUR DIFFERENTIATED PURPOSE     Broadway is one of two publicly traded public benefit corporations in the financial services industry  “The corporation will focus on the low- and moderate-income urban communities served in ways that are efficient and profitable, that increase access to credit and capital for individuals and institutions located therein, and that improve the economic health of the communities located therein.” *  To deliver transformative impact in underserved urban communities   We believe that with the intentional, disciplined, and targeted provision of capital focused on beneficial results we can create, support, and champion economic opportunity for people in underserved communities.  Our objective is to reduce the large racial wealth gap by prudently deploying capital to increase affordable housing, grow minority-owned businesses, and develop facilities and enterprises offering high quality education and other social services in LMI urban and minority communities.  This purpose drives our business strategy  * Excerpt from the Broadway Financial Corporation Certificate of Incorporation

 5  OUR BUSINESS STRATEGY     District of Columbia, Baltimore and their surrounding communities,   The counties of Los Angeles, Ventura, Riverside, Orange, San Diego, San Bernardino and Santa Barbara, California  Multifamily   Affordable Housing  (investment & development)  Nonprofit   Finance  (facilities & enterprise)  Small Business   Finance  (facilities & enterprise)  Targeted lending customer segments  Targeted geographic markets   We leverage the unique co-lending capabilities of our nonprofit ONE City First partners, such as City First Enterprises, to fulfill equity requirements, expand LTV and coverage for otherwise qualified and mission aligned customers serving minority and LMI communities.  Leveraging ONE City First partner relationships to deepen and scale our impact

 6  TARGETED LENDING CUSTOMER SEGMENTS  Multi-family affordable housing  Focus on financing smaller multi-family properties with loans generally ranging from $500K to $6 million for properties with 5 – 50 units  Large banks have difficulty originating and servicing this segment  Demand is extremely high for the creation and preservation of affordable housing and strong public sector support for continued expansion of affordable housing in our urban markets  Projects include naturally occurring* affordable housing and affordable housing development including public sector blended finance support  Supporting experienced investors, nonprofit developers, and minority owner/operators  Nonprofit finance  Primarily lending for the acquisition and development of community facilities providing necessary social services, including healthcare, education, housing, and healthy food access  Specialized expertise in Charter School facility financing   Small business finance  Focus on owner-occupied facilities and minority business owners  * Market rate but affordable to LMI households

 LOAN PORTFOLIO MIX*  7  * Gross Loans Receivable

 DEPOSIT MIX  8

 9  YEAR TO DATE ACHIEVEMENTS     Grew interest income by 17.2% in 1st half of 2022, compared to the 2nd half of 2021   Have increased gross and net interest income every quarter since the Merger  Increased net interest margins by 63 bp, or 27.9%, since 3rd Qtr. 2021  Maintained pristine asset quality  No delinquencies or real estate owned from foreclosures as of June 30, 2022  Finished migrating core bank IT systems to a common enhanced platform

 10  YEAR TO DATE ACHIEVEMENTS     Received an “Outstanding” CRA* rating in September 2022; reaffirming City First’s unbroken track record of “Outstanding” ratings   For community development lending from 2019 through 2021 in the D.C. & SoCal markets  Received equity capital under the U.S. Treasury’s Emergency Capital Investment Program (“ECIP”)  Issued $150 million of Perpetual, Redeemable Preferred Stock to the U.S. Treasury  Increased the Bank’s regulatory capital by 75% by down streaming $75 million from Broadway  Increased the Bank’s Community Bank Leverage Ratio to 15.9%  * Community Reinvestment Act

 11  ECIP PREFERRED IS ATTRACTIVE GROWTH CAPITAL     The ECIP Preferred has the following attractive terms:  No dividend requirements for two years; thereafter floor rate of 50 basis points and ceiling rate of 2.0%  Dividend rates in years 2 through 10 are based on $ amount of qualified loan originations compared to City First’s loan originations during the 12 months ended September 30, 2020 (the “baseline” originations)  New loans to City First’s typical customers and markets will qualify – Over 90% of the Bank’s originations in the “baseline” period qualified  Dividend rate after year 10 is based on an average of the aggregate qualified loan originations, relative to the baseline, generated during years 2 – 9  Dividends are non-cumulative; none are due until 24 months after funding  Non-voting stock  Perpetual, but the Company has an option to redeem after five years  The ECIP dividend terms provide a strong incentive to use this capital to originate qualified loans, which will help City First capture economies of scale

 GROWING REVENUE STREAM*  12  * Merger was completed on April 1, 2021  The Merger has improved our business model as quarterly interest income has increased 225% since the Merger and 23.5% since the 2nd quarter of 2021.

 IMPROVING MARGINS*  13  * Merger was completed on April 1, 2021  Our net interest margin has increased 27.9% since the 3rd Qtr. Of 2021 as we capture the opportunities to improve our asset utilization created by the Merger

 DECREASING COST OF FUNDS*  14  * Merger was completed on April 1, 2021  We have improved our funding mix, which has lowered our cost of funds by 69% since the Merger

 GROWTH SINCE MERGER*  15  * Numbers and percentages based on actual consolidated balances as of June 30, 2022, compared to pro forma consolidated balances as of March 31, 2021  Total Assets  Total Deposits  Total Loans  Cash, Equivalents & Securities  Increased 55.7%, or over $185 million   Increased 28.2%, or over $269 million   Increased 22.5%, or over $150 million   Increased 9.8%, or over $58 million

 16  STRONG BALANCE SHEET*  $285 million in total equity or 23.3% of total assets of $1.22 billion  15.9% Community Bank Leverage Ratio  $518 million of cash, cash equivalents, and securities  79.5% gross loans to deposit ratio   0.1% in non-accrual loans as a percentage of total loans of $647 million  77.6% core** deposits ratio on total deposits of $816 million  * Numbers and percentages as of June 30, 2022  ** Core deposits are total deposits less certificates of deposit  We have capital to grow, capture economies of scale, and persevere in a recession

 CAPITALIZATION AS OF JUNE 30, 2022  17

 VALUES AND SUCCESS DRIVERS  18  We are intently focused on:  Improving asset utilization  Capturing efficiencies and cost savings from the Merger  Enhancing resource aggregation (capital and deposit)  Expanding revenue through improved offerings  Fusing the operating culture aligned on mission and value drivers   Creating economic opportunities to improve the communities that we serve  18

 19  GO FORWARD VISION  Increase scale and expand impact  Within existing markets and potentially to other high potential urban markets  Continuing to evaluate further partnerships to expand capabilities  Leverage the strengths of the combined entity  Increase margins by redeploying low interest earning assets into loan products  Explore opportunities to market expanded product lines  Commercial lending and NMTC products in Southern California  Eliminate redundancies and streamline operations  Maximize reduction of redundant costs and improve efficiency of operations  Maintain commitment to market leading service and processes  Implementing a new “end-to-end” commercial loan origination technology platform  Define and implement scalable, highly efficient, future-ready target operating model

 20  INVESTMENT PLATFORM FOR IMPACT INVESTORS  We are a leading national investment platform for impact investors and depositors  Largest African-American-led MDI in the U.S. with an “Outstanding” CRA rating  Bicoastal footprint with operations in Washington, D.C. and Los Angeles  Publicly traded common stock  Quality loan and investment portfolios  Over $1.2 billion in depository assets as of June 30, 2022  Growing with opportunities to further improve margins, ROA, and ROE  Demonstrated potential to leverage community development and lending activities of our nonprofit ONE City First partners: City First Enterprises, City First Homes, and City First Foundation  Strong track record of investment and impact in our local communities  Strong mission governance and measurement:  MDI, CDFI, BCorp, GABV*, and Delaware Public Benefit Corporation  Proven ability to attract long-term partners and deliver on low-cost mission aligned funding  * Global Alliance for Banking on Values is a network of independent banks using finance to deliver sustainable economic, social, and environmental development

 October 19, 2022  Annual Meeting of Stockholders